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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                               WEBSIDESTORY, INC.
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             (Exact Name of Registrant as Specified in its charter)


                DELAWARE                                   33-0727173
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(State of incorporation or organization)        (IRS Employer Identification No.


10182 Telesis Court, 6th Floor
San Diego, California                                        92121
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(Address of principal executive offices)              (including zip code)

       Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box [X]

Securities Act Registration Statement file number to which this form relates:

333-34976
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       Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, $0.002 PAR VALUE PER SHARE
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                                (Title of Class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          See "Description of Capital Stock" of the Preliminary Prospectus included in the Registrant's Registration Statement on Form S-1, dated September 5, 2000 (Registration No. 333-34976) which is hereby incorporated by reference.

ITEM 2.   EXHIBITS.

          *1.0   Form of Common Stock Certificate of WebSideStory, Inc.

          *2.0 Amended and Restated Certificate of Incorporation of WebSideStory, Inc.

         **3.0 Form of Second Amended and Restated Certificate of Incorporation of WebSideStory, Inc., to be filed and to become effective prior to the initial listing of the securities of WebSideStory, Inc.

          *4.0   By-laws of WebSideStory, Inc.

          *Previously filed with the Securities and Exchange Commission as exhibits to the Registrant's Registration Statement on Form S-1 (Registration No. 333-34976) (Exhibits 4.2, 3.1.3 and 3.2.2, respectively) and incorporated herein by reference.

          ** To be filed by amendment.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        WEBSIDESTORY, INC.

Date: September 22, 2000                By: /s/ JOHN J. HENTRICH
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                                            John J. Hentrich